Credit facilities	12 Months Ended
Dec. 31, 2019
Credit Facilities
13. Credit facilities

As of December 31, 2019, the Company had two credit facilities: the “Credit Facility – Liquid”, used to finance the Company’s installment loan products (the “Liquid loan portfolio”), and the “Credit Facility – Other”, used to finance the Company’s other loan products. Both credit facilities are subject to variable interest rates that reference LIBOR, or under certain conditions, the Federal Funds Rate in effect.

On September 1, 2015 the Company entered into the Credit Facility – Liquid through the Trust, a special purpose entity. The Credit Facility – Liquid consists of a term loan that authorizes an operating line for a maximum of $50 million and matures on September 1, 2020. Under the terms of the agreement, the facility may be increased up to $200 million upon certain conditions. The term loan bears interest at a variable rate of LIBOR plus 8.00% (with a LIBOR floor of 1.50%), payable on the greater of the actual aggregate unpaid principal balance, or the prescribed minimum balance under the term loan agreement. As at December 31, 2019, LIBOR was 1.74% (December 31, 2018 – 2.50%, December 31, 2017 – 1.56%). Interest expense on the Credit Facility - Liquid is included in credit facility interest expense in the consolidated statement of operations and comprehensive loss. Subsequent to December 31, 2019, the Credit Facility – Liquid was extinguished (see note 26).

On December 31, 2019, the Company amended its Credit Facility – Other. The amendments lowered the effective interest rate from a maximum of LIBOR plus 12.5% (with a LIBOR floor of 2%) to LIBOR plus 9% (with a LIBOR floor of 1.5%) effective July 2, 2020, payable on the greater of the actual aggregate unpaid principal balance, or the prescribed minimum balance under the term loan agreement. In addition, the amendment increased the available loan capital from $50 million to $60 million and extended the maturity date of the facility by two years from July 2, 2020 to July 2, 2022. Consistent with the previous facility, there is a 0.33% fee on the available but undrawn portion of the $60 million facility.

The amendments have resulted in a substantial modification to the terms of the old agreement and accordingly the Company has derecognized the previous facility and has recognized a new facility at fair value. The difference between the carrying amount of the previous facility and fair value of the new facility of $180 has been recognized as a loss in the consolidated statement of operations and comprehensive loss.

	December 31, 2019	December 31, 2018
Credit Facility - Liquid
Funds drawn	29,255	32,375
Interest payable	191	237
Unamortized deferred financing cost	(222)	(554)
	29,224	32,058

Credit Facility - Other
Funds drawn	47,248	44,327
Interest payable	-	294
Unamortized deferred financing cost	-	(214)
	47,248	44,407

	76,472	76,465

Both credit facilities are subject to certain covenants and events of default. As of December 31, 2019, and December 31, 2018, the Company was in compliance with these covenants. Interest expense on both credit facilities is included in credit facility interest expense in the consolidated statement of operations and comprehensive loss.

Management routinely reviews and renegotiates terms, including interest rates and maturity dates, and will continue to refinance these credit facilities as they become due and payable.

The Company has pledged financial instruments as collateral against its credit facilities. Under the terms of the general security agreement, assets pledged as collateral primarily include cash and cash equivalents with a balance of $5,050 (2018 - $6,484) and loans receivable with a carrying amount equal to $88,655 (2018 - $86,347).